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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

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
           INDIANA                                                43-1664986
           INDIANA                       333-06489                35-2100872
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)
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                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 3, 2005, The Majestic Star Casino, LLC (the "Company") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Trump Entertainment Resorts Holdings, L.P. ("Trump Holdings") for the purchase by the Company of 100% of the stock of Trump Indiana, Inc. ("Trump Indiana"). Trump Indiana owns and operates a casino vessel and hotel at Buffington Harbor in Gary, Indiana. The Company will pay a purchase price of $253.0 million, exclusive of debt and other long term Trump Indiana obligations, subject to certain adjustments and customary representations and warranties. Upon executing the Stock Purchase Agreement, the Company paid Trump Holdings a $5.0 million deposit, which will be credited against the purchase price at closing. The Company currently owns a casino vessel adjacent to Trump Indiana's casino vessel, and through a joint venture with Trump Indiana, owns and operates Buffington Harbor Riverboats, LLC, which manages all ancillary operations at Buffington Harbor. Trump Indiana and Barden Development, Inc., the parent of the Company, jointly own the parking garage located at Buffington Harbor. Consistent with the terms of the Stock Purchase Agreement, the transaction is expected to close by the end of the year, subject to required regulatory approvals.

A copy of the Stock Purchase Agreement is attached to this Current Report as
Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement.

A copy of the press release issued by the Company announcing the execution of the Stock Purchase Agreement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

     Exhibit 2.1 Stock Purchase Agreement, dated as of November 3, 2005 by and between The Majestic Star Casino, LLC and Trump Entertainment Resorts Holdings, L.P. (Certain schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

     Exhibit 99.1   Press release dated November 4, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2005                        THE MAJESTIC STAR CASINO, LLC


                                        By: /s/ Jon S. Bennett
                                            ------------------------------------
                                            Jon S. Bennett, Vice President and
                                            Chief Financial Officer


                                        THE MAJESTIC STAR CASINO CAPITAL CORP.


                                        By: /s/ Jon S. Bennett
                                            ------------------------------------
                                            Jon S. Bennett, Vice President and
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

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Number   Description
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
  2.1 Stock Purchase Agreement, dated as of November 3, 2005 by and between The Majestic Star Casino, LLC and Trump Entertainment Resorts Holdings, L.P. (Certain schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

 99.1    Press release dated November 4, 2005
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